SUPPLEMENT TO THE PROSPECTUS

                          Prospectus dated May 1, 1996

                              Templeton Stock Fund
                         Templeton Asset Allocation Fund

On December 3, 1996, the Trust's Board of Trustees approved new investment management agreements (the "Proposed Agreements") between the Templeton Stock Fund and Templeton Asset Allocation Fund, respectively, and their investment manager, Templeton Investment Counsel, Inc. ("TICI"), subject to shareholder approval. Shareholders of record as of the close of business on December 9, 1996 are entitled to vote at the February 10, 1997 shareholders meeting. The Proposed Agreements provide for an increase in the rate of the investment management fee payable by each Fund to TICI as follows: Templeton Stock Fund, 0.75% up to $200 million, 0.585% up to $1.3 billion, and 0.60% over $1.3 billion; Templeton Asset Allocation Fund, .65% up to $200 million, .585% up to $1.3 billion, and .52% over $1.3 billion (based on average daily net assets of each Fund).

If approved by the shareholders, the Proposed Agreements would be effective on May 1, 1997.

ANY INVESTMENTS IN THE FUNDS PRIOR TO MAY 1, 1997 WILL BE AFFECTED AFTER MAY 1, 1997 BY THE INCREASED INVESTMENT ADVISORY FEE IF THE PROPOSED AGREEMENTS ARE APPROVED BY THE SHAREHOLDERS

December 13, 1996